                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) Of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 16, 2005


                              BENTLEY COMMERCE CORP
________________________________________________________________________________
             (Exact name of registrant as specified in its chapter)


         FLORIDA                    0000-27347                 58-2534003
________________________________________________________________________________
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)             Identification No.)


7303 Merchant Court,        Sarasota,  Florida                    34240
________________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (941) 870-4952

________________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

         Item 5.02. Departure of Directors or Principal Officers; Election
                    of Directors; Appointment of Principal Officers.

On September 16, 2005, the Company reported on Form 8-K that, effective September 14, 2005, it terminated Bruce Kamm as Chief Executive Officer and Chief Financial Officer and from all consulting positions with the Company.

The company took this action after an extensive investigation and discussions with Mr. Kamm and his legal counsel. Nevertheless, Mr. Kamm refused to cooperate with the investigation or settle this matter reasonably. Rather, immediately after he was informed of his termination, Mr. Kamm locked the Company out of its trading platform and licensed software program by preventing access to the system and preventing the Company from managing our marketplace, accounts, and trade transactions.

By taking this action against the Company, Mr. Kamm has prevented the company from running its barter business including service to its exchanges, account management, facilitation of trades, and monitoring activity in the marketplace.

The software program licensed to the company by Mr. Kamm's private company, Intertrade Capital Group, is perpetual and cannot be cancelled without appropriate actions, as outlined in the licensing agreement.

The company is taking the necessary steps to re-establish access to the system and to be in a position to properly serve our clients. Until then, the company cannot assist our clients with trades, make any adjustments to account, facilitate transactions, locate a particular product or service, or supervise the activity in the marketplace.

The company is currently evaluating with counsel and others its legal and business options with respect to this matter.

Section 9 - Financial Statements and Exhibits

         Item 9.01. Financial statements and Exhibits

         (d) Exhibits

         Exhibit No.                Description
         -----------                -----------

            99.1           Press Release dated September 20, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 20, 2005                   BENTLEY COMMERCE CORP.

                                            By: /s/ Anna Taylor
                                                -------------------
                                            Name:   Anna Taylor
                                            Title:  CEO


                                            By: /s/ Anna Taylor
                                                -------------------
                                            Name:   Anna Taylor
                                            Title:  COO

                                       3